Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Small-Cap Core Fund

BMO Alternative Strategies Fund

BMO High Yield Bond Fund

Supplement dated July 9, 2020 to the Prospectus and

Summary Prospectuses, each dated December 27, 2019, as supplemented

Fund Liquidations

On July 8, 2020, the Board of Directors of BMO Funds, Inc. (the “Board”) approved a Plan of Liquidation (the “Plan”) for the BMO Small-Cap Core Fund, the BMO Alternative Strategies Fund, and the BMO High Yield Bond Fund (each, a “Fund” and collectively, the “Funds”), subject to shareholder approval for each, upon the recommendation of BMO Asset Management Corp. (the “Adviser”) to liquidate and dissolve the Funds. After considering a variety of factors, the Board concluded that it was in the best interests of each Fund and its shareholders that each Fund be liquidated and dissolved.

Shareholders will receive a proxy statement discussing the Board’s decision to recommend liquidation and dissolution of each Fund and requesting that shareholders of each Fund vote to approve the Plan at a special meeting of shareholders. If the Plan is approved by shareholders, the Funds will be liquidated on August 28, 2020 or such other date as determined by management (the “Liquidation Date”).

Any shareholders who have not redeemed their shares prior to the Liquidation Date will have their shares redeemed in cash and will receive a check representing their proportionate interest in the net assets of the Fund as of the Liquidation Date. Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation.

Fund Closure to New Investors

The Board also approved the Adviser’s recommendation to limit new investments in the Funds. Accordingly, effective July 10, 2020 (the “Closing Date”) each Fund will close to new investors except that retirement plans that have approved the inclusion of a Fund as an investment option for participants prior to the Closing Date may purchase Fund shares on behalf of existing and new participants. Existing shareholders may continue to purchase Fund shares following the Closing Date.

The Adviser may, for any reason, make additional exceptions, limit, reject or otherwise modify an exception, and reopen a Fund to new shareholders at any time.

BMO Alternative Strategies Fund Transition

In anticipation of the liquidation of the BMO Alternative Strategies Fund, the Adviser expects to transition the Fund’s portfolio holdings to cash. During the period from July 9, 2020 until the Liquidation Date the Fund is unlikely to invest pursuant to its investment strategies or achieve its investment objective of capital appreciation. Additionally, the Adviser will waive the investment advisory fee paid by the Fund beginning July 9, 2020.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares or of any IRA or retirement plan distribution, the ability to roll over any distribution, and any tax-savings options you may have. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you may be able to roll the proceeds into another Individual Retirement Account. If you are eligible to do so, the rollover must occur within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income. You can make only one tax-free rollover from an IRA to another IRA in any 12-month period (regardless of the number of IRAs you own). Any subsequent distribution of untaxed amounts from an IRA within the 12-month period would be included in your gross income, and may be subject to a 10% early withdrawal tax. The previously described limitation allowing only one tax-free rollover per 12-month period does not apply to (1) rollovers from traditional IRAs to Roth IRAs (conversions), (2) trustee-to-trustee transfers to another IRA, (3) eligible rollovers from an IRA to a retirement plan, (4) eligible rollovers from a retirement plan to an IRA, and (5) eligible rollovers from a retirement plan to a retirement plan.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this Prospectus Supplement with your Prospectus and Summary Prospectus for future reference.